AMENDMENT NO. 1 TO LOAN AGREEMENT

  This Amendment No.1 (the "Amendment") dated as of August 15, 2014, is between Bank of America, N.A. (the "Bank") and Nu Skin Enterprises, Inc. (the "Borrower").
RECITALS
  A. The Bank and the Borrower entered into a certain Loan Agreement dated as of September 5, 2013 (together with any previous amendments, the "Agreement"). The current commitment amount of Facility No.1 is $50,000,000.
  B. The Bank and the Borrower desire to amend the Agreement.
AGREEMENT
  1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.
  2. Amendments. The Agreement is hereby amended as follows:
  2.1 The first paragraph of Section 1.2 is hereby amended to read in its entirety as follows:

The line of credit is available between the date of this Agreement and December 3, 2014, or such earlier date as the availability may terminate as provided in this Agreement (the "Facility No.1 Expiration Date").

  2.2 In Section 1.5(a) the reference to "0.425 percentage points" is changed to "0.95 percentage points."
  2.3 Any reference in the Agreement to the "British Bankers Association LIBOR Rate" is amended to read as follows: "the London Interbank Offered Rate (or a comparable or successor rate which is approved by the Bank)."
  3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers.
  4. Conditions. The effectiveness of this Amendment is conditioned upon the Bank's receipt of the following items, in form and content acceptable to the Bank:
4.1 Evidence that the execution, delivery and performance by the Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

        4.2 Payment by the Borrower of all costs, expenses and attorneys' fees incurred by the Bank in connection with the Loan Agreement, any other loan agreement between the Bank and the Borrower, and this Amendment.
  5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including but not limited to the Dispute Resolution Provision, shall remain in full force and effect.
       6. Counterparts. This Amendment may be executed in multiple counterparts, including both counterparts that are executed on paper and counterparts that are electronic records and executed electronically, and each such executed counterpart (and any copy of an executed counterpart that is an electronic record) shall be deemed an original of this Amendment.
  7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

            This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.	Nu Skin Enterprises, Inc.

By: /s/David R. Barney	By: /s/ Ritch N. Wood
Name: David R. Barney	Name: Ritch N. Wood
Title: Senior Vice President	Title: CFO